UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

Catabasis Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square
Bldg. 1400E, Suite B14202
Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 349-1971

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Catabasis Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 15, 2016.  The following is a summary of the matters voted on at that meeting.

a)                                     The stockholders of the Company elected Jill C. Milne, Ph.D. and Michael D. Kishbauch as Class I directors to the Company’s Board of Directors, each to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2019.  The results of the stockholders’ vote with respect to the election of Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes	Votes Abstaining
Jill C. Milne, Ph.D.	12,947,990	157,415	945,202	—
Michael D. Kishbauch	13,100,670	4,735	945,202	—

b)                                     The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The results of the stockholders’ vote with respect to the ratification of such appointment were as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstaining
14,038,278	12,329	—	—

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATABASIS PHARMACEUTICALS, INC.

Date: June 20, 2016	By:	/s/ Jill C. Milne
Jill C. Milne, Ph.D.
President and Chief Executive Officer

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